UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

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CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 El Camino Real, Bldg 4, Ste 200
Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       Compensatory Arrangements of Certain Officers.

On August 27, 2026, the Board of Directors (the “Board”) of Cloudastructure, Inc., a Delaware corporation (the “Company”), approved a one-time repricing (the “Option Repricing”) of certain outstanding stock options to purchase shares of the Company’s common stock (the “Eligible Options”) granted under either the Company’s Amended and Restated 2024 Equity Incentive Plan (the “Plan”) or the Company’s 2024 Stock Option Plan (the “Original Plan”). The Option Repricing was previously authorized by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders held on July 15, 2026.

The Option Repricing applies to all unexercised stock options granted under the Plan or the Original Plan that were outstanding as of May 21, 2026, and that had an exercise price per share that exceeded the Fair Market Value (as defined in the Plan) of a share of stock on August 26, 2026. As a result, a total of approximately 340,513 shares of the Company’s common stock are subject to Eligible Options that were repriced.

Pursuant to the Option Repricing, the exercise price of each Eligible Option has been reduced to $4.97 per share, the closing price of the Company’s common stock on the Nasdaq Stock Market on August 26, 2026.

Other than the reduction in exercise price, the material terms of the Eligible Options, including the number of shares subject to each option and the original vesting schedule and expiration dates, remain unchanged.

The following table sets forth information regarding the Eligible Options held by the Company’s named executive officers that were repriced in the Option Repricing:

Named Executive Officer	No. of Options	Original Exercise Price
James McCormick (CEO)	834	$55.80
	61,561	$81.00
Greg Smitherman (CFO)	26,667	$55.80
	12,862	$81.00
Gregory Rayzman (CTO)	23,056	$55.80
	15,641	$81.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2026

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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